Exhibit 99.1

 Advent’s Path to Growth     INVESTOR DAY 2022  Dr. Vasilis Gregoriou Chairman & CEO

 Vision and mission  2  Path to Growth  Our Vision  We believe that the world can decarbonize quickly with green hydrogen and fuel cell technology  Our Mission  Bring the HT-PEM technology to the market and enhance energy independence, by building world-class fuel cells and electrolysers with low total cost of ownership and high environmental impact.

 Irreversible Path To Fossil Fuel Replacement  3  Path to Growth  €300 billion (50 billion for H2 technologies) to specifically make Europe independent of Russian natural gas  $8 billion program from the U.S. DOE to develop regional clean hydrogen hubs across America through.  17.5 GW of electrolysers by 2025   10 million tons of renewable hydrogen captive production by 2025 (increasing to 20 million tons in 2030).  €113 billion for renewables (€86bn) and key hydrogen infrastructure (€27bn) by 2030  RePowerEU “Hydrogen Accelerator”  Sources: https://ec.europa.eu/commission/presscorner/detail/en/IP_22_3131   https://www.whitehouse.gov/briefing-room/statements-releases/2022/06/06/fact-sheet-president-biden-takes-bold-executive-action-to-spur-domestic-clean-energy-manufacturing/  https://www.energy.gov/articles/doe-launches-bipartisan-infrastructure-laws-8-billion-program-clean-hydrogen-hubs-across  Europe  U.S.  50-52% reduction goal from 2005 levels in economy-wide net greenhouse gas pollution in 2030.  Bold executive action recently taken by U.S. President Biden to spur clean energy manufacturing.

 What We Must Do  4  Path To Growth  Produce green hydrogen: electrolyser global capacity has to increase massively. Advent’s Green HiPo is well positioned to meet this need  Use e-methanol, ammonia, LOHC and all liquid hydrogen carriers, biomethane and efuels  Advent’s technology does not need pure hydrogen to operate and because it works with hydrogen carrier fuels, does not require a trillion-dollar infrastructure to begin deployment

 The Moment for Hydrogen is Now  The Time For Fuel Cells Is Now  5  The Time Is Now  The end of diesel is fast approaching  Small cars will run on batteries  Trucks, marine, aviation and large scale power generation will run on fuel cells  We’ll need to replace substantially all our engines and all our fuels in the next 15 years

 The Moment for Hydrogen is Now  What we must do  6  The Time Is Now  Make fuel cells cheaper  Most of the world’s population cannot afford to switch to more expensive solutions just for the environmental impact  First address areas where batteries fail off-grid, large scale storage, heavy-duty mobility

 The Moment for Hydrogen is Now  Advent Is Uniquely Positioned As An Enabler  7  The Time is Now  What they sold in 2020 is not what they’ll sell in 2030  There are only a handful of high-tech companies on the planet that have strong fuel cell expertise. Advent is one of them  Advent has the next-generation of technology for many markets. We have partnered with the EU, US DoE, US DoD and plan to partner in Japan and South Korea with the top institutions and world-leaders  We transfer Manufacturing and Systems know-how to Tier1s/OEMs so that they can produce locally and own system brand

Advent's Team

Our People



Vasilis Gregoriou*
Chairman & CEO



Emory De Castro*
CTO



Kevin Brackman
CFO



Chris Kaskavelis*
CMO



Jim Coffey
General Counsel & COO



Naiem Hussain
CIO



Nora Gourdoupi
SVP, Corporate Business Development



Ian Kaye
SVP, Product Development.



Morten Hougaard Sørensen
SVP, Advent Technologies A/S



Daniel Hennig
SVP, Advent Technologies GmbH



Preben Rasmussen
VP, Advent Technologies A/S



Jochen Baurmeister
CTO's Office



Warren Brower
VP, Business Development, North America.



Hechem Nadjar
VP, Business Development, Europe



Vasilis Kopelas
VP, Business Development (Green Mobility)



Alan Kneisz
VP, Business Development, Asia



Per Arild
VP, Sales, Marketing & Business Development



George Paloumbis
Director of Manufacturing

8

Markets: We already sell systems in Stationary (Telecom and Marine) and in Portable (Defense and infrastructure)  9  Markets  9  BATTERY EV   OFF-GRID & PORTABLE   TRUCKS, BUSES AVIATION  100 kWh  4hrs  8hrs  12+hrs  days  Autonomy   ENERGY: GRID POWER H2 (PURE) H2 (PURE, REFORMED, LOHC), METHANOL, E-FUELS, NATURAL GAS)

 Markets: We Are Expanding To Mobility With Strategic Partnerships  10  Markets  10  BATTERY EV   OFF-GRID & PORTABLE   TRUCKS, BUSES AVIATION  100 kWh  MWh  MWh-GWh  4hrs  8hrs  12+hrs  days  Autonomy  P2X, CHP & MARINE  HEAVY-DUTY MOBILITY   ENERGY: GRID POWER H2 (PURE) H2 (PURE, REFORMED, LOHC), METHANOL, E-FUELS, NATURAL GAS)   Path to mobility market through JVs &   Joint Development Agreements   COMPETITION: LI-ION LOW-TEMPERATURE PEM SOFC/MCFC  Increasing interest for large-scale systems

 Markets: We Are Expanding To Electrolysers With IPCEI (Important Projects Of Common European Interest) Support  11  Markets  11

 Green HiPo  12  Highlights  Total funding of 782.1m €  Duration 2022-2027  R&D and Production Facilities  Direct and indirect cooperation with approximately 20 European entities   Electrolysers: 1.5 GW over 6 years   Fuel Cells: 120MW over 6 years.  Innovative Production of HT-PEM   Fuel Cells and Electrolysers  Green HiPo Off-Takers

 13  HT-PEM “Any Fuel. Anywhere.” Technology   13  13   Advent Fuel Cell Stack   Advent MEA  Defense  Off-Grid  Heavy-Duty   Automotive  Aviation  Marine  Combined Heat & Power  ANYWHERE  COLD  HEAT  HUMIDITY  POLLUTION  MARKETS  ELECTRICITY  ANY FUEL  Fuel for most heavy-duty mobility & industrial markets  HYDROGEN  Option for off-grid & portable  Interim low-cost option for mobility  Low-cost hydrogen at minimal infrastructure cost  e-Methanol, DME, LOHC   METHANOL  MARKET IN NEAR FUTURE  MARKET NOW  e-FUELS (H2 carriers)  Dr. Emory De Castro, CTO

 Dr. Chris Kaskavelis, CMO  Next-Gen MEAs & Electrodes  ENGINEERING   & License Fees  JDAs/Gov’t Projects  Revenue Will Come From  SYSTEMS  Stationary Power  Portable Power  Mobility  Electrolysers

 15  Accomplishments  February 2021:   Advent rings Nasdaq Stock Market opening bell  Advent acquires UltraCell   2021 Accomplishments: Build A Team Of The Best  March 2021:   Advent announces Joint Collaboration with the U.S. Department of Energy for next-gen fuel cell technology  Advent announces new product development & manufacturing facility in Charlestown, MA, USA.  U.S. Department of Defense selects Advent’s wearable fuel cell for 2021 validation program  June 2021:  Advent signs new contract with U.S. Department of Defense for wearable fuel cell  July 2021:  Advent is Nominated to be Part of the First Wave of IPCEI Hydrogen  Advent launches M-ZERØ™ Fuel Cells  September 2021:  Advent’s Green HiPo project approved by Greek Government and submitted to EU  Advent’s acquisitions of German FES and Danish SerEnergy bring forth a new, global fuel cell leader  October 2021:  Advent Technologies A/S 5kW Fuel Cell Systems roll out in Asian market for Telecom Sector  Advent announces successful installation of the Advent Fuel Cell System in the Philippine Telecom Sector  December 2021:  Advent signs MoU with BASF to secure supply chain for large-scale projects  Advent announces successful demonstration of Serene Fuel Cells to the Maritime Sector

 16  Accomplishments  January 2022:   Advent signs Distribution and Service Agreement with Calscan Solutions  Advent to supply Serene Fuel Cells for Globe Telecom’s rooftop sites in the Philippines  2022 Engage the Market  February 2022:   Advent signs new contracts worth $2.2 million for delivery of MEA electrochemistry components  March 2022:  Advent announces availability of Next-Generation HT-PEM MEAs  April 2022:  Advent and Hyundai Motor Company enter into Technology Assessment agreement   New orders of HT-PEM MEAs by Safran Power Units  May 2022:  Advent co-signs Joint Declaration to increase electrolyser manufacturing capacities in the European Union  Advent enters into technology assessment agreement with second large global Automotive Manufacturer  June 2022  Advent’s methanol-based fuel cell unit contributes to new world record for both electric and hydrogen-powered cars  Advent receives notification of euro 782.1 million funding from the Greek State for IPCEI Green HiPo project

 17  2023 and Forward  Scale up capacity USA, Western Europe and Greece  Strategic Partnerships and continued progress on commercializing the DoE technology  Collaboration/Joint Development Agreements with large, global players  Product development activity around portable/off-grid, aviation and mobility  Potential strategic transactions  Forward

 18  Jim Coffey, COO & General Counsel  Focus on the 3Es (Environment, Energy Security, and Economy).  We need clean fuels and engines that will be green, manufactured locally, and do not require immense infrastructure spending.  The Environmental Challenge

 19  Kevin Brackman, CFO  Advent is on track to meet its 2025 target  Advent Finance & Investment Thesis

 The hydrogen economy is here. Globally, an average of $38 billion per annum is expected to be invested in the hydrogen and fuel cell sector between 2020 and 2040.  Advent will decarbonize the world faster by bringing its highly differentiated HT-PEM technology to the market.  Through Green HiPo, Advent expects to receive total funding of 782.1m euros over a period of six years and will cooperate with at least 20 European entities across the value chain.  We will play a leading role in the clean energy transition by building world-class fuel cells and electrolysers with a low total cost of ownership.  20  Summary